UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2007

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0434357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12222 Merit Drive Suite 120

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(469) 828-4277

(Registrant’s telephone number, including area code)

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, in connection with the review of the Cornerworld Corporation (the “Company”) July 31, 2007 quarterly report on form 10-QSB, on September 18, 2007, the Company’s previous independent accounting firm, Schumacher & Associates (the “Former Accountant”) determined and notified the Company that the financial statements included in the Company’s Annual Report on Form 10-KSB for the period ended April 30, 2007 (“10-KSB”), as well as the disclosure in Form 8-K filed on August 17, 2007 (“8-K”), did not contain certain disclosure regarding stock issuances made to the Company’s former management. Such issuances were made in connection with the Share Exchange Agreement dated May 11, 2007, as amended, which closed on August 10, 2007 (the “Agreement”). Accordingly, the financial statements included in the 10-KSB and 8-KSB should no longer be relied upon.

The notification received from the Former Accountant related to certain inquiries to the former management of the Company (“Former Management”) regarding the Agreement, as amended, which closed on August 10, 2007. The Former Management made certain representations to the Former Accountant that certain members of the Company’s Former Management would not receive consideration from the sale of the stock. Further, subsequent to these representations, the Former Accountant discovered that certain members of the Former Management were to receive restricted shares as compensation for the sale of their stock. Additionally, the Agreement thereafter was amended to reflect that certain members of the Former Management would sell their restricted stock, and that they would only receive stock options as consideration. Moreover, the Company’s former legal counsel provided a legal opinion concurring with Former Management’s representations.

Subsequently, during the Former Accountant’s review of the Company’s July 31, 2007 financial statements, contrary to the representations of the Former Management and the former legal counsel, the Former Accountant discovered that the prior president of the Company received 660,000 shares of restricted stock from the sale of his restricted stock, and that the shares distributed were not as previously disclosed in Form 8-K filed August 17, 2007 and the April 30, 2007 Form 10-KSB. Because both the 10-KSB and the 8-K had been filed with incorrect information, the Former Accountant informed the Company that the correct disclosure would need to be included in the 10-QSB, and that the Forms 8-K and 10-KSB would need to be amended, otherwise the Former Accountant would withdraw its opinion. The Former Auditor also requested written representation as to the events which took place as outlined above before they would sign off on the review and the amended reports. Accordingly, the Company and its current management fully cooperated with the Former Accountant and took all required action, as requested by the Former Accountant, to amend the Company’s SEC filings, as reflected in the Company’s 8-K/A and 10-KSB/A dated September 27, 2007.

 Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Former Accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERWORLD CORPORATION

Date: February 4, 2008	By:	/s/ Scott Beck
Name: Scott Beck
Title: President